UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[_]	Preliminary Proxy Statement	[_]	CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[_]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Front Regional Health Properties, Inc. c/o Continental Proxy Services 1 State Street, New York, NY 10004 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Regional Health Properties, Inc. 454 Satellite Boulevard, Suite 100 Suwanee, Georgia 30024 NOTICE OF 2020 ANNUALMEETING OF SHAREHOLDERS to be held on Wednesday, December 16, 2020 *Shareholders are cordially invited to attend the 2020 Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Shareholder, The 2020 Annual Meeting of Shareholders of Regional Health Properties, Inc. (the “Company”) will be held on Wednesday, December 16, 2020 at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia, at 10:00 a.m. (local time). The 2020 Annual Meeting of Shareholders is being held for the following purposes: (1) To elect the four director nominees named in the Company’s 2020 Proxy Statement to serve until the Company’s 2021 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal; (2) To approve the Regional Health Properties, Inc. 2020 Equity Incentive Plan; (3) To ratify the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and (4) To transact such other business as may properly come before the 2020 Annual Meeting of Shareholders and any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER The Proxy Materials are available for review at: http://www.cstproxy.com/regionalhealthproperties/2020

Back Regional Health Properties, Inc. 454 Satellite Boulevard, Suite 100 Suwanee, Georgia 30024 Important Notice Regarding the Availability of Proxy Materials For the Shareholder Meeting to be Held on December 16, 2020 The following Proxy Materials are available to you to review at :http://www.cstproxy.com/regionalhealthproperties/2020 - the Company’s Annual Report for the year ended December 31, 2019; - the Company’s 2020 Proxy Statement; - the Proxy Card; and - any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 2, 2020 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number. REQUESTING A PAPER OR EMAIL COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to http://www.cstproxy.com/regionalhealthproperties/2020 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 16, 2020 REGIONAL HEALTH PROPERTIES, INC. Meeting Information Meeting Type: Annual Meeting Date: December 16, 2020 Time: 10:00 AM EST For holders as of: October 08, 2020 Sonesta Gwinnett Place Atlanta 1775 Pleasant Hill Road Duluth, Georgia BARCODE BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 0000475878_1 R1.0.1.18 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 02, 2020 to facilitate timely delivery.  How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000475878_2 R1.0.1.18

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Michael J. Fox 02 Brent Morrison 03 Kenneth W. Taylor 04 David A. Tenwick The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve the Regional Health Properties, Inc. 2020 Equity Incentive Plan (Proposal 2). 3 To ratify the appointment of Cherry Bekaert, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. BARCODE 0000 0000 0000 0000 0000475878_3 R1.0.1.18 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 0000475878_4 R1.0.1.18 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #